DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.

         Global Opportunities Fund (formerly Global Equity Fund)

                  Supplement to the current Prospectus

          The Board of Directors of Delaware Group Global & International Funds, Inc. (the Company ) unanimously voted, subject to shareholder approval, to adopt a new Investment Management Agreement between the Company and Delaware International Advisers Ltd. (the Manager ) for the Global Opportunities Fund. Under the current Investment Management Agreement, the Fund pays the Manager an annual fee equal to 0.80% of the Fund s average daily net assets. Under the proposed Investment Management Agreement, the Fund will pay the Manager an annual fee equal to 0.85% on the first $500 million, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on assets over $2.5 billion (all calculated as a percentage of the Fund s average daily net assets).

          Individuals who were shareholders of the Fund on December 21, 1998 will be asked to approve the proposed
Investment Management Agreement at a Joint Annual/Special Meeting of Shareholders to be held on or about March 17, 1999. The proposed management fee is expected to become effective on or about April 1, 1999 if shareholders approve the proposed
Investment Management Agreement.